UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2016 (January 26, 2016)

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
The information set forth in Item 7.01 below and in Exhibit 99.1 hereto is, to the extent required, incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure
Operational Update/Earnings Call Announcement
On January 26, 2016, Bill Barrett Corporation (the “Company”) issued a press release containing preliminary unaudited financial results for certain 2015 operating metrics and an operational summary. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Additionally, the Company announced management plans to release its fourth quarter and full-year 2015 financial and operating results after the market close on Tuesday, March 1, 2016. The Company will host a conference call to discuss results at 10:00 a.m. Eastern time (8:00 a.m. Mountain time) on Wednesday, March 2, 2016.
Please join the Company via the Internet for a webcast of the conference call:

Date/Time:    Wednesday, March 2, 2016 at 10:00 a.m. Eastern time (8:00 a.m. Mountain time)

Webcast:    Live and archived webcast available on the Company’s website at www.billbarrettcorp.com

Alternatively, you may join by telephone:

Call-in Number:    (855) 760-8152 US/Canada
(631) 485-4979 International

Passcode:    38878862

A telephonic replay will be available approximately two hours after the call on Wednesday, March 2, 2016 through March 9, 2016. You may access this replay at:

Replay Number:    (855) 859-2056 US/Canada
(404) 537-3406 International

Passcode:    38878862

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Investor Presentation
An updated investor presentation will be posted on the Company’s website at www.billbarrettcorp.com at approximately 4:30 p.m. Mountain time on Tuesday, January 26, 2016.
All statements in the presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2016	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 26, 2016.